                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 1999
                                                 -------------


                                   Net 1 L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     33-16973               13-3421566
--------------------------------   ------------------------  -------------------
(State or other jurisdiction of)   (Commission File Number)    (IRS Employer
                                                             Identification No.)



c/o Lexington Corporate Properties Trust
          355 Lexington Avenue
           New York,  New York                                       10017
-----------------------------------------                          ----------
(Address of principal Executive offices)                           (Zip code)



Registrant's telephone number, including area code                (212) 672-7200
                                                                  --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 1999, Net 1 L.P. (the "Partnership") sold for cash, sixteen properties (the "Properties") to AutoZone, Inc., ("Autozone") for approximately $8.75 million. The Properties, aggregating 104,600 square feet net leased to Autozone, consist of retail stores located in Alabama (2), Florida (2), Georgia
(1), New Mexico (5) and Texas (6).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

     Autozone is a publicly held company listed on the New York Stock Exchange. As of the year ended August 31, 1998, Autozone reported total consolidated assets, liabilities and stockholders' equity of approximately $2.7 billion, $1.4 billion and $1.3 billion, respectively. For the year ended August 31, 1998, Autozone reported total consolidated revenues and net income of approximately $3.2 billion and $227 million, respectively.

(b)  Pro Forma Financial Information

     Pro Forma Consolidated Balance Sheet at March 31, 1999

     Pro Forma Consolidated Statements of Income for the year ended December 31, 1998 and the quarter ended March 31, 1999

     Notes to Pro Forma Consolidated Financial Statements

(c)  Exhibits

     None.

                                   NET 1 L.P.
   PRO FORMA CONSOLIDATED BALANCE SHEET AND CONSOLIDATED STATEMENTS OF INCOME



The accompanying Pro Forma Consolidated Balance Sheet of Net 1 L.P. as of March 31, 1999, gives effect to the sale of the Properties as if such occurred on March 31, 1999.

The accompanying Pro Forma Consolidated Statements of Income for the year ended December 31, 1998 and the quarter ended March 31, 1999, give effect to the sale of the Properties, as if such occurred as of January 1, 1998.

The management of the Partnership prepared the Pro Forma Consolidated Balance Sheet and Consolidated Statements of Income. These pro forma consolidated statements may not be indicative of the results that would have actually occurred if such sale had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Consolidated Balance Sheet and Consolidated Statements of Income should be read in conjunction with the Partnership's audited financial statements as of December 31, 1998 (which are contained in the Partnership's Form 10-K), and the accompanying notes thereto.

                                   NET 1 L.P.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                (In thousands, except Units and per Unit amounts)

                                 March 31, 1999
                                   (Unaudited)



                                                                            Pro Forma
                                 ASSETS                    Historical      Adjustments      Pro Forma
                                 ------                    ----------      -----------      ---------
Real estate, net                                            $ 17,191        $     --        $ 17,191
Properties held for sale                                       5,920          (5,920)             --
Cash and cash equivalents                                      1,596            (118)          1,478
Restricted cash                                                   --           8,708           8,708
Rent receivable                                                  879              --             879
Other assets                                                     161              --             161
                                                            --------        --------        --------

   Total assets                                             $ 25,747        $  2,670        $ 28,417
                                                            ========        ========        ========



                    LIABILITIES AND PARTNERS' CAPITAL
                    ---------------------------------

Mortgage notes payable                                      $  5,255        $     --        $  5,255
Accrued interest payable                                          28              --              28
Accounts payable and other liabilities                            36              --              36
                                                            --------        --------        --------
                                                               5,319              --           5,319
                                                            --------        --------        --------

Partners' capital (deficit):
   General Partner                                              (162)             53            (109)
   Limited Partners ($1,000 per Unit, 50,000 Units
     authorized, 30,772 Units issued
     and outstanding)                                         20,590           2,617          23,207
                                                            --------        --------        --------
                                                              20,428           2,670          23,098
                                                            --------        --------        --------

   Total liabilities and partners' capital                  $ 25,747        $  2,670        $ 28,417
                                                            ========        ========        ========

                                   NET 1 L.P.

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)



1.   Pro Forma Adjustments

     The adjustment in cash and cash equivalents represent the related expenses incurred from the sale of the Properties.

     The adjustment to restricted cash represents the receipt of the sale proceeds.

     The adjustment to partners' capital (deficit) and properties held for sale reflect the sale of the Properties.

                                   NET 1 L.P.

                   PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     (In thousands, except per Unit amounts)

                          Quarter ended March 31, 1999
                                   (Unaudited)



                                                      Pro Forma
                                        Historical    Adjustments     Pro Forma
                                        ----------    -----------     ---------
Revenue:
   Rental                                $ 1,127        $  (184)       $   943
   Interest and other                         20             --             20
                                         -------        -------        -------
                                           1,147           (184)           963
                                         -------        -------        -------

Expenses:
   Interest expense                          122             --            122
   Depreciation                              118            (25)            93
   General and administrative                119             --            119
                                         -------        -------        -------
                                             359            (25)           334
                                         -------        -------        -------

Net Income                               $   788        $  (159)       $   629
                                         =======        =======        =======


Net income per Unit
   of limited partnership interest       $ 25.10                       $ 20.03
                                         =======                       =======

                                   NET 1 L.P.

                   PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     (In thousands, except per Unit amounts)

                          Year ended December 31, 1998
                                   (Unaudited)




                                                                            Pro Forma
                                                Historical                 Adjustments                  Pro Forma
                                                ----------                 -----------                  ---------
Revenue:
   Rental                                        $ 3,265                     $  (798)                    $ 2,467
   Interest and other                                 82                          --                          82
                                                 -------                     -------                     -------
                                                   3,347                        (798)                      2,549
                                                 -------                     -------                     -------
Expenses:
   Interest expense                                  510                         510
   Depreciation                                      476                        (100)                        376
   General and administrative                        548                          --                         548
                                                 -------                     -------                     -------
                                                   1,534                        (100)                      1,434
                                                 -------                     -------                     -------

Net Income                                       $ 1,813                     $  (698)                    $ 1,115
                                                 =======                     =======                     =======


Net income per Unit
   of limited partnership interest (*)      $54.82 to $59.50                                         $33.71 to $36.59
                                            ================                                         ================


(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

                                   NET 1 L.P.

              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)



1.       Pro Forma Adjustments

         The adjustment to rental revenue relates to the revenue earned from the Properties.

         The adjustment to depreciation relates to the depreciation recognized for the Properties.

                                   SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               Net 1 L.P.

                                               By:   Lepercq Net 1 L.P.
                                                     its general partner

                                               By:   Lepercq Net 1 Inc.
                                                     its general partner

Date:    July 15, 1999                         By:   \s\ E. Robert Roskind
         -------------                               ---------------------------
                                                     E. Robert Roskind
                                                     President